Huber Capital Equity Income Fund
Investor Class: HULIX
Institutional Class: HULEX

Supplement dated June 30, 2020, to the
Summary Prospectus dated February 28, 2020

The following disclosure is added to the end of the first paragraph of “Principal Investment Strategies” on page 2 of the summary prospectus.

While the Equity Income Fund is diversified for purposes of the Investment Company Act of 1940, the Fund may, at times, hold the securities of a small number of issuers. The Equity Income Fund is subject to the diversification rules of the Internal Revenue Code, that apply to all “regulated investment companies.”

The following disclosure is added to “Principal Risks” on page 2 of the summary prospectus.

Focus Risk.  At such times the Equity Income Fund holds the securities of a small number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Equity Income Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Please retain this supplement for your reference.